EXHIBIT A


CHUBB GROUP OF INSURANCE COMPANIES              DECLARATIONS
                                                FINANCIAL INSTITUTION INVESTMENT
CHUBB 15 Mountain View Road, Warren,            COMPANY ASSET PROTECTION BOND
       New Jersey  07059
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NAME OF ASSURED (including its          Bond Number: 81458705
 SUBSIDIARIES):

EXCELSIOR PRIVATE EQUITY                VIGILANT INSURANCE COMPANY
 FUND II, INC.                          Incorporated under the laws of New York
225 HIGH RIDGE ROAD                     a stock insurance  company herein called
STAMFORD, CT  06905                     the COMPANY
                                        55 Water Street, New York NY  10041-2899

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ITEM 1.   BOND  PERIOD: from 12:01 a.m. on April 6, 2004
                        to 12:01 a.m. on April 6, 2005

ITEM 2.   LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

          If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                               DEDUCTIBLE
          INSURING CLAUSE                                 LIMIT OF LIABILITY     AMOUNT
          ---------------------------------------------   ------------------   ----------
          1. Employee                                     $        3,500,000   $   50,000
          2. On Premises                                  $        3,500,000   $   50,000
          3. In Transit                                   $        3,500,000   $   50,000
          4. Forgery or Alteration                        $        3,500,000   $   50,000
          5. Extended Forgery                             $        3,500,000   $   50,000
          6. Counterfeit Money                            $        3,500,000   $   50,000
          7. Threats to Person                            $        3,500,000   $   50,000
          8. Computer System                              $        3,500,000   $   50,000
          9. Voice Initiated Funds Transfer Instruction   $        3,500,000   $   50,000
          10. Uncollectible Items of Deposit              $          100,000   $   10,000
          11. Audit Expense                               $           25,000   $    5,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH: 1-4.


IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

                        Secretary                        President
Countersigned by                                /s/ Authorized Representative
                 ----------------------------   --------------------------------
                                                  Authorized Representative


ICAP Bond (5-98) - Vigilant                                          Page 1 of 1
Form 17-02-1422 (Ed. 5-98)

CHUBB
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                              The COMPANY,  in  consideration  of payment of the
                              required   premium,   and  in   reliance   on  the
                              APPLICATION  and all  other  statements  made  and
                              information   furnished  to  the  COMPANY  by  the
                              ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES

EMPLOYEE                      1.   Loss  resulting   directly  from  LARCENY  or
                                   EMBEZZLEMENT committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES                   2.   Loss  of  PROPERTY  resulting  directly  from
                                   robbery,  burglary,  false pretenses,  common
                                   law  or  statutory   larceny,   misplacement,
                                   mysterious    unexplainable    disappearance,
                                   damage,  destruction  or  removal,  from  the
                                   possession,   custody   or   control  of  the
                                   ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

IN TRANSIT                    3.   Loss  of  PROPERTY  resulting  directly  from
                                   common    law    or    statutory     larceny,
                                   misplacement,     mysterious    unexplainable
                                   disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                                   a. in an armored motor vehicle, including loading and unloading thereof,

                                   b. in the custody of a natural person acting as a messenger of the ASSURED, or

                                   c.   in  the  custody  of  a   TRANSPORTATION
                                        COMPANY  and  being   transported  in  a
                                        conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                        (1)  written records,

                                        (2)  securities   issued  in  registered
                                             form, which are not endorsed or are
                                             restrictively endorsed, or

                                        (3)  negotiable  instruments not payable
                                             to bearer,  which are not  endorsed
                                             or are restrictively endorsed.

                                   Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION
                                   COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.


ICAP Bond (5-98)                                                    Page 1 of 19
Form 17-02-1421 (Ed. 5-98)

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INSURING CLAUSES

FORGERY OR ALTERATION         4.   Loss resulting directly from:

                                   a. FORGERY on, or fraudulent material alteration of, any bills of exchange,
                                        checks,       drafts,       acceptances,
                                        certificates  of  deposits,   promissory
                                        notes, due bills,  money orders,  orders
                                        upon  public   treasuries,   letters  of
                                        credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                                   b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                                   excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE
                                   5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                                   For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED FORGERY              5.   Loss  resulting  directly  from  the  ASSURED
                                   having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                                   a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                                        (1)  bear a  FORGERY  or a  fraudulently
                                             material alteration,

                                        (2)  have been lost or stolen, or

                                        (3)  be COUNTERFEIT, or

                                   b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                                   Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.



ICAP Bond (5-98)                                                    Page 2 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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INSURING CLAUSES

EXTENDED FORGERY                   For the purpose of this  INSURING  CLAUSE,  a
(CONTINUED)                        mechanically  reproduced  facsimile signature
                                   is   treated   the  same  as  a   handwritten
                                   signature.

COUNTERFEIT MONEY             6.   Loss  resulting  directly from the receipt by
                                   the ASSURED in good faith of any COUNTERFEIT money.

THREATS TO PERSON             7.   Loss  resulting  directly  from  surrender of
                                   PROPERTY  away from an office of the  ASSURED
                                   as a result of a threat  communicated  to the
                                   ASSURED to do bodily  harm to an  EMPLOYEE as
                                   defined in Section  1.e.  (1), (2) and (5), a
                                   RELATIVE  or invitee of such  EMPLOYEE,  or a
                                   resident of the  household of such  EMPLOYEE,
                                   who is, or  allegedly  is, being held captive
                                   provided,   however,   that   prior   to  the
                                   surrender of such PROPERTY:

                                   a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                                   b. the ASSURED has made a reasonable effort to notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.

                              It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM               8.   Loss resulting directly from fraudulent:

                                   a.   entries of data into, or

                                   b. changes of data elements or programs within, a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                        (1)  funds  or  other   property  to  be
                                             transferred, paid or delivered,

                                        (2)  an account of the ASSURED or of its
                                             customer  to  be  added,   deleted,
                                             debited or credited, or

                                        (3)  an   unauthorized   account   or  a
                                             fictitious account to be debited or
                                             credited.


ICAP Bond (5-98)                                                    Page 3 of 19
Form 17-02-1421 (Ed. 5-98)

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INSURING CLAUSES


VOICE INITIATED FUNDS
TRANSFER INSTRUCTION          9.   Loss resulting  directly from VOICE INITIATED
                                   FUNDS  TRANSFER  INSTRUCTION  directed to the
                                   ASSURED authorizing the transfer of dividends
                                   or redemption  proceeds of INVESTMENT COMPANY
                                   shares from a  CUSTOMER'S  account,  provided
                                   such   VOICE    INITIATED    FUNDS   TRANSFER
                                   INSTRUCTION was:

                                   a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                                   b. made by a person purporting to be a CUSTOMER, and

                                   c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                                   In order for coverage to apply under this INSURING CLAUSE, ALL VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

UNCOLLECTIBLE ITEMS OF
DEPOSIT                      10.  Loss  resulting  directly  from  the  ASSURED
                                   having credited an account of a customer, shareholder or subscriber on the faith of any ITEMS OF DEPOSIT which prove to be uncollectible, provided that the crediting of such account causes:

                                   a.   redemptions   or   withdrawals   to   be
                                        permitted,

                                   b.   shares to be issued, or

                                   c.   dividends to be paid,

                                   from an account of an INVESTMENT COMPANY.

                                   In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                                   ITEMS  OF   DEPOSIT   shall   not  be  deemed
                                   uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE                 11.  Expense incurred by the ASSURED for that part
                                   of  the  cost  of  audits   or   examinations
                                   required  by  any   governmental   regulatory
                                   authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.


ICAP Bond (5-98)                                                    Page 4 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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GENERAL AGREEMENTS


ADDITIONAL COMPANIES          A.   If more than one  corporation,  or INVESTMENT
INCLUDED AS ASSURED                COMPANY,   or  any  combination  of  them  is
                                   included as the ASSURED herein:

                                   (1) The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                                   (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                                   (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                                   (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                                   (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION MADE BY        B.   The ASSURED  represents  that all information
ASSURED                            it has furnished in the  APPLICATION for this
                                   Bond  or  otherwise  is  complete,  true  and
                                   correct.    Such    APPLICATION   and   other
                                   information constitute part of this Bond.

                                   The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                   Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.



ICAP Bond (5-98)                                                    Page 5 of 19
Form 17-02-1421 (Ed. 5-98)

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GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL OFFICES OR         C.   If the  ASSURED,  other  than  an  INVESTMENT
EMPLOYEES - CONSOLIDATION,         COMPANY,  while this Bond is in force, merges
MERGER OR PURCHASE OR              or   consolidates   with,   or  purchases  or
ACQUISITION OF ASSETS OR           acquires  assets or  liabilities  of  another
LIABILITIES - NOTICE TO COMPANY    institution,  the ASSURED  shall not have the
                                   coverage afforded under this Bond for loss which has:

                                   (1)  occurred or will occur on premises, or

                                   (2) been caused or will be caused by an employee, or

                                   (3) arisen or will arise out of the assets or liabilities,

                                   of  such institution, unless the ASSURED:

                                   a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                                   b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                                   c. on obtaining such consent, pays to the COMPANY an additional premium.

CHANGE OF CONTROL -           D.   When  the  ASSURED  learns  of  a  change  in
NOTICE TO COMPANY                  control   (other   than   in  an   INVESTMENT
                                   COMPANY), as set forth in Section 2(a) (9) of the Investment Company Act of 1940, the
                                   ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                                   (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                                   (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                                   (3) the total number of outstanding voting securities.

                                   Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS AND               E.   The COMPANY  will  indemnify  the ASSURED for
ATTORNEYS' FEES                    court costs and  reasonable  attorneys'  fees
                                   incurred  and paid by the ASSURED in defense,
                                   whether  or not  successful,  whether  or not
                                   fully  litigated on the merits and whether or
                                   not  settled,  of any  claim,  suit or  legal
                                   proceeding  with respect to which the ASSURED
                                   would be  entitled  to  recovery  under  this
                                   Bond.  However,   with  respect  to  INSURING
                                   CLAUSE 1., this Section shall only apply in the event that:

                                   (1) an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT,

                                   (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or



ICAP Bond (5-98)                                                    Page 6 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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GENERAL AGREEMENTS

COURT COSTS AND                    (3)  in  the  absence  of 1 or  2  above,  an
ATTORNEYS' FEES                         arbitration panel agrees, after a review
(CONTINUED)                             of an agreed  statement of facts between
                                        the  COMPANY  and the  ASSURED,  that an
                                        EMPLOYEE   would  be  found   guilty  of
                                        LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                                   The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                                   If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                   If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                   If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable
                                   INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                   If the amount demanded is any such suit or legal proceeding is in excess of the
                                   DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                   Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

ICAP Bond (5-98)                                                    Page 7 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

DEFINITIONS                        1.   As used in this Bond:

                                        a.   COMPUTER  SYSTEM  means a  computer
                                             and all input, output,  processing,
                                             storage,  off-line media libraries,
                                             and communication  facilities which
                                             are  connected  to the computer and
                                             which  are under  the  control  and
                                             supervision    of   the   operating
                                             system(s)     or     application(s)
                                             software used by the ASSURED.

                                        b.   COUNTERFEIT  means an  imitation of
                                             an actual valid  original  which is
                                             intended to deceive and be taken as
                                             the original.

                                        c.   CUSTODIAN   means  the  institution
                                             designated by an INVESTMENT COMPANY
                                             to maintain  possession and control
                                             of its assets.

                                        d.   CUSTOMER   means   an   individual,
                                             corporate,    partnership,    trust
                                             customer, shareholder or subscriber
                                             of an INVESTMENT  COMPANY which has
                                             a   written   agreement   with  the
                                             ASSURED for VOICE  INITIATED  FUNDS
                                             TRANSFER INSTRUCTION.

                                        e.   EMPLOYEE  means:

                                            (1) an officer of the ASSURED,

                                            (2) a natural  person while in the
                                                regular  service of the  ASSURED
                                                at any of the ASSURED'S premises
                                                and compensated  directly by the
                                                ASSURED   through   its  payroll
                                                system and subject to the United
                                                States Internal  Revenue Service
                                                Form  W-2 or  equivalent  income
                                                reporting    plans    of   other
                                                countries,  and whom the ASSURED
                                                has the  right  to  control  and
                                                direct  both as to the result to
                                                be accomplished  and details and
                                                means by which  such  result  is
                                                accomplished  in the performance
                                                of such service,

                                            (3) a guest student pursuing studies
                                                or  performing  duties in any of
                                                the ASSURED'S premises,

                                            (4) an  attorney   retained  by  the
                                                ASSURED  and an employee of such
                                                attorney    while    either   is
                                                performing  legal  services  for
                                                the ASSURED,

                                            (5) a natural person provided by  an
                                                employment contractor to perform
                                                employee  duties for the ASSURED
                                                under the ASSURED'S  supervision
                                                at   any   of   the    ASSURED'S
                                                premises,

                                            (6) an  employee  of an  institution
                                                merged or consolidated  with the
                                                ASSURED  prior to the  effective
                                                date of this Bond,

                                            (7) a  director  or  trustee  of the
                                                ASSURED,    but    only    while
                                                performing acts within the scope
                                                of  the   customary   and  usual
                                                duties of any  officer  or other
                                                employee of the ASSURED or while
                                                acting   as  a  member   of  any
                                                committee    duly   elected   or
                                                appointed to examine or audit or
                                                have  custody  of or  access  to
                                                PROPERTY of the ASSURED, or



ICAP Bond (5-98)                                                    Page 8 of 19
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CONDITIONS AND
LIMITATIONS

DEFINITIONS                                 (8) each natural person, partnership
(CONTINUED)                                     or  corporation   authorized  by
                                                written   agreement   with   the
                                                ASSURED to perform  services  as
                                                electronic   data  processor  of
                                                checks   or   other   accounting
                                                records  related to such  checks
                                                but  only  while  such   person,
                                                partnership  or  corporation  is
                                                actually     performing     such
                                                services and not:

                                                a.  creating, preparing, modify-
                                                    ing   or   maintaining   the
                                                    ASSURED'S  computer software
                                                    or programs, or

                                                b.  acting as transfer  agent or
                                                    in any other agency capacity
                                                    in issuing checks, drafts or
                                                    securities for the ASSURED,

                                            (9) any partner, officer or employee
                                                of  an  investment  advisor,  an
                                                underwriter   (distributor),   a
                                                transfer  agent  or  shareholder
                                                accounting  recordkeeper,  or an
                                                administrator, for an INVESTMENT
                                                COMPANY  while  performing  acts
                                                coming  within  the scope of the
                                                customary and usual duties of an
                                                officer   or   employee   of  an
                                                INVESTMENT  COMPANY or acting as
                                                a member of any  committee  duly
                                                elected or appointed to examine,
                                                audit  or  have  custody  of  or
                                                access   to   PROPERTY   of   an
                                                INVESTMENT COMPANY.

                                        The term EMPLOYEE  shall not include any
                                        partner,   officer  or   employee  of  a
                                        transfer agent, shareholder accounting recordkeeper or administrator:

                                                a.  which is not an "affiliated
                                                    person" (as  defined  in
                                                    Section  2(a) of the
                                                    Investment Company  Act of
                                                    1940) of an  INVESTMENT
                                                    COMPANY or of the investment
                                                    advisor  or  underwriter
                                                    (distributor) of such
                                                    INVESTMENT COMPANY, or

                                                b.  which is a "bank" (as
                                                    defined in Section 2(a) of
                                                    the Investment  Company
                                                    Act of 1940).

                                        This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                                        Each employer of persons as set forth in
                                        e.(4),   (5)  and  (8)   above  and  the
                                        partners,  officers and other  employees
                                        of such employers shall  collectively be
                                        deemed  to be one  person  for  all  the
                                        purposes   of  this   Bond;   excepting,
                                        however,  the fifth paragraph of Section
                                        13.

                                        Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.


ICAP Bond (5-98)                                                   Page 9 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

DEFINITIONS                                     f.  FORGERY means the signing
(CONTINUED)                                         of the name of another
                                                    natural person with the
                                                    intent to deceive but does
                                                    not mean a signature which
                                                    consists in whole or in part
                                                    of one's own name, with or
                                                    without authority, in  any
                                                    capacity  for  any purpose.

                                                g.  INVESTMENT  COMPANY means
                                                    any investment company
                                                    registered under the
                                                    Investment Company Act of
                                                    1940 and listed under the
                                                    NAME OF ASSURED on the
                                                    DECLARATIONS.

                                                h.  ITEMS OF DEPOSIT  means one
                                                    or  more checks or drafts
                                                    drawn upon a financial
                                                    institution  in  the United
                                                    States of America.

                                                i.  LARCENY OR EMBEZZLEMENT
                                                    means larceny or
                                                    embezzlement as defined in
                                                    Section 37 of the Investment
                                                    Company Act of 1940.

                                                j.  PROPERTY means money,
                                                    revenue  and  other  stamps;
                                                    securities;   including  any
                                                    note, stock, treasury stock,
                                                    bond, debenture, evidence of
                                                    indebtedness, certificate of
                                                    deposit,    certificate   of
                                                    interest or participation in
                                                    any           profit-sharing
                                                    agreement,  collateral trust
                                                    certificate, preorganization
                                                    certificate or subscription,
                                                    transferable          share,
                                                    investment contract,  voting
                                                    trust           certificate,
                                                    certificate of deposit for a
                                                    security,         fractional
                                                    undivided  interest  in oil,
                                                    gas,   or   other    mineral
                                                    rights,   any   interest  or
                                                    instruments  commonly  known
                                                    as  a  security   under  the
                                                    Investment  Company  Act  of
                                                    1940, any other  certificate
                                                    of interest or participation
                                                    in,   temporary  or  interim
                                                    certificate   for,   receipt
                                                    for,    guarantee   of,   or
                                                    warrant    or    right    to
                                                    subscribe to or purchase any
                                                    of the  foregoing;  bills of
                                                    exchange;       acceptances;
                                                    checks;  withdrawal  orders;
                                                    money   orders;   travelers'
                                                    letters of credit;  bills of
                                                    lading;  abstracts of title;
                                                    insurance  policies,  deeds,
                                                    mortgages   on  real  estate
                                                    and/or  upon   chattels  and
                                                    interests           therein;
                                                    assignments      of     such
                                                    policies,      deeds      or
                                                    mortgages;   other  valuable
                                                    papers,  including  books of
                                                    accounts  and other  records
                                                    used by the  ASSURED  in the
                                                    conduct of its business (but
                                                    excluding   all   electronic
                                                    data  processing   records);
                                                    and,  all other  instruments
                                                    similar  to or in the nature
                                                    of the  foregoing  in  which
                                                    the   ASSURED   acquired  an
                                                    interest  at the time of the
                                                    ASSURED'S  consolidation  or
                                                    merger with,  or purchase of
                                                    the  principal  assets of, a
                                                    predecessor   or  which  are
                                                    held by the  ASSURED for any
                                                    purpose  or in any  capacity
                                                    and    whether    so    held
                                                    gratuitously   or  not   and
                                                    whether  or not the  ASSURED
                                                    is liable therefor.

                                                k.  RELATIVE means the spouse
                                                    of an EMPLOYEE or partner of
                                                    the    ASSURED    and    any
                                                    unmarried   child  supported
                                                    wholly  by, or living in the
                                                    home of,  such  EMPLOYEE  or
                                                    partner and being related to
                                                    them by blood,  marriage  or
                                                    legal guardianship.

                                                l.  SECURITIES,  DOCUMENTS OR
                                                    OTHER  WRITTEN   instruments
                                                    means  original   (including
                                                    original       counterparts)
                                                    negotiable or non-negotiable
                                                    instruments,  or assignments
                                                    thereof,  which  in  and  of
                                                    themselves    represent   an
                                                    equitable          interest,
                                                    ownership, or debt and which
                                                    are in the  ordinary  course
                                                    of business  transferable by
                                                    delivery of such instruments
                                                    with      any      necessary
                                                    endorsements or assignments.



ICAP Bond (5-98)                                                   Page 10 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

DEFINITIONS                                     m.  SUBSIDIARY    means     any
(CONTINUED)                                         organization  that,  at  the
                                                    inception date of this Bond,
                                                    is named in the  APPLICATION
                                                    or  is  created  during  the
                                                    BOND  PERIOD  and  of  which
                                                    more  than   fifty   percent
                                                    (50%)  of   the  outstanding
                                                    securities or voting  rights
                                                    representing   the   present
                                                    right to vote  for  election
                                                    of  directors  is  owned  or
                                                    controlled  by  the  ASSURED
                                                    either  directly  or through
                                                    one   or    more    of   its
                                                    subsidiaries.

                                                n.  TRANSPORTATION COMPANY means
                                                    any    organization    which
                                                    provides   its  own  or  its
                                                    leased      vehicles     for
                                                    transportation    or   which
                                                    provides freight  forwarding
                                                    or air express services.

                                                o.  VOICE    INITIATED  ELECTION
                                                    means      any      election
                                                    concerning  dividend options
                                                    available   to    INVESTMENT
                                                    COMPANY    shareholders   or
                                                    subscribers     which     is
                                                    requested  by voice over the
                                                    telephone.

                                                p.  VOICE  INITIATED  REDEMPTION
                                                    means   any  redemption   of
                                                    shares     issued   by    an
                                                    INVESTMENT  COMPANY which is
                                                    requested by voice over  the
                                                    telephone.

                                                q.  VOICE    INITIATED     FUNDS
                                                    TRANSFER  INSTRUCTION  means
                                                    any     VOICE      INITIATED
                                                    REDEMPTION      or     VOICE
                                                    INITIATED ELECTION.

                                   For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL EXCLUSIONS -          2.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
APPLICABLE TO ALL                  COVER:
INSURING CLAUSES
                                   a.   loss  not  reported  to the  COMPANY  in
                                        writing within sixty (60) days after termination of this Bond as an entirety;

                                   b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                                   c.   loss   resulting  from  the  effects  of
                                        nuclear    fission    or    fusion    or
                                        radioactivity;

                                   d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                                   e.   damages   of  any  type  for  which  the
                                        ASSURED   is  legally   liable,   except
                                        compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                                   f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond,
                                        except  to  the  extent   covered  under
                                        INSURING CLAUSE 11.;

                                   g.   loss    resulting   from   indirect   or
                                        consequential loss of any nature;


ICAP Bond (5-98)                                                   Page 11 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS -               h.   loss  resulting  from  dishonest acts by
APPLICABLE TO ALL                       any member of the Board of  Directors or
INSURING CLAUSES                        Board of  Trustees of the ASSURED who is
(CONTINUED)                             not  an  EMPLOYEE,  acting  alone  or in
                                        collusion with others;

                                   i.   loss,   or  that   part  of  any   loss,
                                        resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                                        (1)  of  any  law  regulating:

                                             a.   the issuance, purchase or sale
                                                  of securities,

                                             b.   securities   transactions   on
                                                  security     or      commodity
                                                  exchanges   or  the  over  the
                                                  counter market,

                                             c.   investment companies,

                                             d.   investment advisors, or

                                        (2)  of  any  rule  or  regulation  made
                                             pursuant to any such law; or

                                   j.   loss   of   confidential    information,
                                        material or data;

                                   k.   loss  resulting  from voice  requests or
                                        instructions     received    over    the
                                        telephone,    provided   however,   this
                                        Section 2.k. shall not apply to INSURING
                                        CLAUSE 7. or 9.

SPECIFIC EXCLUSIONS           3.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
-APPLICABLE TO ALL                 COVER:
INSURING CLAUSES EXCEPT
INSURING CLAUSE 1.                 a.   loss  caused by an  EMPLOYEE,  provided,
                                        however,  this  Section  3.a.  shall not
                                        apply  to loss  covered  under  INSURING
                                        CLAUSE 2. or 3. which  results  directly
                                        from      misplacement,       mysterious
                                        unexplainable disappearance, or damage or destruction of PROPERTY;

                                   b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                        (1)  to do  bodily  harm to any  natural
                                             person,  except loss of PROPERTY in
                                             transit  in  the   custody  of  any
                                             person  acting as  messenger of the
                                             ASSURED,  provided  that  when such
                                             transit was initiated  there was no
                                             knowledge  by  the  ASSURED  of any
                                             such threat,  and provided  further
                                             that this  Section  3.b.  shall not
                                             apply to INSURING CLAUSE 7., or

                                        (2)  to do  damage  to the  premises  or
                                             PROPERTY of the ASSURED;

                                   c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                                   d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                                   e.   loss of property  while in the mail;


ICAP Bond (5-98)                                                   Page 12 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

SPECIFIC EXCLUSIONS--              f.   loss  resulting from the failure for any
APPLICABLE TO ALL INSURING              reason  of  a  financial  or  depository
CLAUSES EXCEPT INSURING                 institution,   its   receiver  or  other
CLAUSE 1.                               liquidator  to pay or  deliver  funds or
(CONTINUED)                             other  PROPERTY to the ASSURED  provided
                                        further that this Section 3.f. shall not
                                        apply  to  loss  of  PROPERTY  resulting
                                        directly   from    robbery,    burglary,
                                        misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                                   g. loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this Section 3.g. shall not apply to INSURING CLAUSE 3.;

                                   h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement
                                        programs  for  the  ASSURED's   COMPUTER
                                        SYSTEM; or

                                   i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

SPECIFIC EXCLUSIONS -         4.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
APPLICABLE TO ALL                  COVER:
INSURING
CLAUSES EXCEPT INSURING            a.   loss  resulting  from  the  complete  or
CLAUSES 1., 4., AND 5.                  partial non-payment of or default on any
                                        loan  whether  such loan was procured in
                                        good faith or through  trick,  artifice,
                                        fraud  or  false  pretenses;   provided,
                                        however, this Section 4.a. shall not apply to INSURING CLAUSE 8.;

                                   b.   loss   resulting  from  forgery  or  any
                                        alteration;

                                   c. loss involving a counterfeit provided, however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF LIABILITY/NON-       5.   At all  times  prior to  termination  of this
REDUCTION AND NON-                 Bond,  this Bond shall  continue in force for
ACCUMULATION OF LIABILITY          the limit stated in the  applicable  sections
                                   of    ITEM    2.    of   the    DECLARATIONS,
                                   notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                   a. any one act of burglary, robbery or hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated, or

                                   b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                                   c.   all acts,  other than those specified in
                                        a. above, of any one person, or

ICAP Bond (5-98)                                                   Page 13 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/NON-            d.   any one  casualty  or event  other  than
REDUCTION AND NON-                      those specified in a., b., or c. above,
ACCUMULATION OF LIABILITY
(CONTINUED)                        shall be  deemed  to be one loss and shall be
                                   limited to the applicable LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                                   All acts, as specified in c. above, of any one person which

                                   i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                                   ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY                     6.   This  Bond   applies   only  to  loss   first
                                   discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                   a. facts which may subsequently result in a loss of a type covered by this Bond, or

                                   b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                                   regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.


NOTICE TO COMPANY -           7.   a.   The  ASSURED   shall  give  the  COMPANY
PROOF - LEGAL PROCEEDINGS               notice    thereof   at   the    earliest
AGAINST COMPANY                         practicable  moment, not to exceed sixty
                                        (60) days after discovery of loss, in an amount that is in excess of 50% of the applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                   b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                                   c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                                   d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty
                                        (60)  days  after  the  proof of loss is
                                        flied with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                                   e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

ICAP Bond (5-98)                                                   Page 14 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

NOTICE TO COMPANY - PROOF          f.   Proof of loss involving  VOICE INITIATED
- LEGAL PROCEEDINGS AGAINST             FUNDS TRANSFER INSTRUCTION shall include
COMPANY                                 electronic     recordings     of    such
(CONTINUED)                             instructions.

DEDUCTIBLE AMOUNT             8.   The  COMPANY  shall not be  liable  under any
                                   INSURING  CLAUSES  of this Bond on account of
                                   loss  unless the  amount of such loss,  after
                                   deducting the net amount of all reimbursement
                                   and/or  recovery  obtained  or  made  by  the
                                   ASSURED,  other  than from any Bond or policy
                                   of insurance  issued by an insurance  company
                                   and covering  such loss, or by the COMPANY on
                                   account  thereof  prior  to  payment  by  the
                                   COMPANY  of  such  loss,   shall  exceed  the
                                   DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable
                                   LIMITS OF LIABILITY  stated in ITEM 2. of the
                                   DECLARATIONS.

                                   There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

VALUATION                     9.   BOOKS OF ACCOUNT OR OTHER RECORDS

                                   The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                   The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                                   In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                                   OTHER PROPERTY

                                   The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.


ICAP Bond (5-98)                                                   Page 15 of 19
Form 17-02-1421 (Ed. 5-98)

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS


SECURITIES SETTLEMENT         10.  In the event of a loss of securities  covered
                                   under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                   The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                   a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                                   b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                                   c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                                   The value referred to in Section 10.a., b., and c. is the value in accordance with
                                   Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                   The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                   The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

SUBROGATION - ASSIGNMENT -    11.  In the event of a payment  under  this  Bond,
RECOVERY                           the COMPANY shall be subrogated to all of the
                                   ASSURED'S  rights  of  recovery  against  any
                                   person  or  entity  to  the  extent  of  such
                                   payment.   On  request,   the  ASSURED  shall
                                   deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                   Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                   a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                                   b. second, to the COMPANY in satisfaction of amounts paid in settlement of the
                                        ASSURED'S   claim,

                                   c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE, and


ICAP Bond (5-98)                                                   Page 16 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

SUBROGATION - ASSIGNMENT -         d.   fourth,  to the ASSURED in  satisfaction
RECOVERY                                of any  loss  suffered  by  the  ASSURED
(CONTINUED)                             which was not covered under this Bond.

                                   Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.


COOPERATION OF ASSURED        12.  At the  COMPANY'S  request and at  reasonable
                                   times and places designated by the COMPANY, the ASSURED shall:

                                   a. submit to examination by the COMPANY and subscribe to the same under oath,

                                   b. produce for the COMPANY'S examination all pertinent records, and

                                   c.   cooperate   with  the   COMPANY  in  all
                                        matters pertaining to the loss.

                                   The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION                   13.  If the Bond is for a sole  ASSURED,  it shall
                                   not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                                   a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                                   b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                   c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                                   The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.


ICAP Bond (5-98)                                                   Page 17 of 19
Form 17-02-1421 (Ed. 5-98)

--------------------------------------------------------------------------------

CONDITIONS AND
LIMITATIONS


TERMINATION                        If any partner, director, trustee, or officer
(CONTINUED)                        or  supervisory  employee  of an ASSURED  not
                                   acting in collusion  with an EMPLOYEE  learns
                                   of  any   dishonest  act  committed  by  such
                                   EMPLOYEE   at  any  time,   whether   in  the
                                   employment   of  the  ASSURED  or  otherwise,
                                   whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                   a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                                   b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                                   The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE               14.  Coverage  under this Bond shall apply only as
                                   excess   over  any  valid   and   collectible
                                   insurance, indemnity or suretyship obtained by or on behalf of:

                                   a.   the ASSURED,

                                   b.   a TRANSPORTATION COMPANY, or

                                   c.   another  entity  on whose  premises  the
                                        loss  occurred  or  which  employed  the
                                        person  causing  the loss or engaged the
                                        messenger    conveying    the   PROPERTY
                                        involved.

CONFORMITY                    15.  If  any   limitation   within  this  Bond  is
                                   prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR MODIFICATION        16.  This  Bond  or  any  instrument  amending  or
                                   affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                   If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

ICAP Bond (5-98)                                                   Page 18 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS



CHANGE OR MODIFICATION        If this Bond is for a joint ASSURED,  no charge or
(CONTINUED)                   modification  which  would  adversely  affect  the
                              rights of the ASSURED shall be effective  prior to
                              sixty  (60) days  after  written  notice  has been
                              furnished to all insured INVESTMENT  COMPANIES and
                              to  the   Securities   and  Exchange   Commission,
                              Washington, D.C., by the COMPANY.





ICAP Bond (5-98)                                                   Page 19 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.:  1

                                        Bond Number:      81458705

NAME OF ASSURED          EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT


It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Private Equity Fund II, Inc.
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Directional Hedge Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds Ltd.
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Buyout Partners, LLC



This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2004.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


Date:  June 2, 2004                        By /s/ Authorized Representative
                                              -------------------------------
                                                 Authorized Representative


ICAP Bond                                                                Page 1
Form 17-02-0949 (Rev. 1-97)

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.:  2

                                        Bond Number:      81458705

NAME OF ASSURED:         EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------


                  DELETING VALUATION-OTHER PROPERTY ENDORSEMENT


It is agreed that this Bond is amended by deleting in its entirety the paragraph titled Other Property in Section 9., Valuation.




This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2004.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


Date:  June 2, 2004                        By /s/ Authorized Representative
                                             --------------------------------
                                                Authorized Representative



ICAP Bond                                                                 Page 1
Form 17-02-2437 (Ed. 1-01)

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.: 3

                                        Bond Number:     81458705

NAME OF ASSURED:         EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

                        NON-REGISTERED FUNDS ENDORSEMENT


It is agreed that this Bond is amended by deleting in its entirety from Section 1., Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.




This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2004.




ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date:  June 2, 2004                        By /s/ Authorized Representative
                                             --------------------------------
                                                Authorized Representative



ICAP Bond                                                                 Page 1
Form 17-02-5650 (Ed. 11-03)

CHUBB
--------------------------------------------------------------------------------
                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.: 4

                                        Bond Number:     81458705

NAME OF ASSURED:         EXCELSIOR PRIVATE EQUITY FUND II, INC.
--------------------------------------------------------------------------------
                    TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13., Termination, the following:

     "Termination By The Company

     Bonds In Effect For More Than Sixty (60) Days

     If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

     1.   Nonpayment of premium;

     2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

     3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

     4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

     5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

     6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

     7.   Determination  by the  Commissioner  that  continuation of the present
          premium   volume  of  the  COMPANY  would   jeopardize  the  COMPANY'S
          policyholders, creditors or the public;

     8.   Such  other  reasons  that  are  approved  by  the  Commissioner;

     9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

     10.  Substantial breaches of contractual duties,  conditions or warranties;
          or

     11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.


ICAP Bond                                                                 Page 1
Form 17-02-1360 (Rev. 10-99)

CHUBB
--------------------------------------------------------------------------------

     Bonds In Effect Sixty (60) Days Or Less

     If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

     Notice Of Termination

     Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

     If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

     All notice of cancellation shall state the reason(s) for cancellation.

     There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

     Notice Of Nonrenewal

     If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

     Such notice shall contain all of the following:

     a.   Bond Number:

     b.   Date of Notice;

     c.   Reason for Cancellation;

     d.   Expiration Date of the Bond;

     e.   Effective Date and Hour of Cancellation.

     Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.


ICAP Bond                                                                 Page 2
Form 17-02-1360 (Rev. 10-99)

CHUBB
--------------------------------------------------------------------------------

          Return Premium Calculations

          Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

          Conditional Renewal

          If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.

     This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2004.



     ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


     Date:  June 2, 2004                   By /s/ Authorized Representative
                                             --------------------------------
                                                Authorized Representative


ICAP Bond                                                                 Page 3
Form 17-02-1360 (Rev. 10-99)

                                  CHUBB & SON, DIV. OF FEDERAL INSURANCE COMPANY
                                        AS MANAGER OF THE MEMBER INSURERS OF THE
CHUBB                                         CHUBB GROUP OF INSURANCE COMPANIES
--------------------------------------------------------------------------------




                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is:
$ -0-.

If you have any questions about this notice, please contact your agent or broker.